Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information. We do not grant stock options, SARs or similar option-like instruments to our NEOs or other employees in anticipation of the release of material nonpublic information about the Company, and we do not time the public release of such information based on stock option grant dates. We discontinued the use of stock options as equity awards for our employees in 2017.

Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	We do not grant stock options, SARs or similar option-like instruments to our NEOs or other employees in anticipation of the release of material nonpublic information about the Company, and we do not time the public release of such information based on stock option grant dates.